Investor Presentation Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities-based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the Commonwealth of Independent States ("CIS"). www.goldentelecom.com | info@goldentelecom.com Golden Telecom, Inc. Brian Rich, Senior VP, Chief Financial Officer & Treasurer Ranjit Singh, VP Corporate Finance & Head of Investor Relations The Next Level

Agenda Investment Highlights Market and Business/Strategy Overview Financial Overview Appendices

Investment Highlights Unique value proposition Growth rate of an independent operator Geographic reach and profitability of an incumbent Solid and growing market share with attractive corporate customer base in an expanding economy Independent corporate operator of choice with blue chip customers - Golden Telecom serves 250 of the Top 500 Russian companies (by revenue size) Widest geographic reach in Russia amongst independent operators #1 in corporate market in key cities of Moscow, Kiev, N. Novgorod, and #2 in St. Petersburg Continued expansion of Russian economy will stimulate further demand Profitable, cash generative business model with modest capital expenditure needs Operating cash flow positive since 1998 Net income positive since 1st Quarter 2002 2004 Capital expenditures of approximately $115 mm (approximately 19-20% revenue) Poised for significant growth both organically and through consolidation Golden Telecom's continued focus on the fragmented regional market will further solidify market share Strong management team and committed shareholders Recent new additions of CEO, COO, CFO, General Counsel, and Chief Risk Officer strengthen a strong, motivated, and proven management team Shareholder structure is a strong mix of Russian and foreign strategic and financial investors committed to maximising shareholder value US Corporate Governance mixed with Russian Emerging Market Business Environment Traded publicly on NASDAQ National Market (Ticker Symbol: GLDN) since 1999 Total Shares Outstanding: 36,376,990 (as of June 30, 2005) Market Capitalization as of August 24, 2005: Approximately $1.073 Billion (closing share price August 31, 2005: $29.50)

Shareholder and Corporate Structure Alfa-Group Telenor Rostelecom EBRD Baring Vostok Capital International FMR Corporate Other 29.5 20.2 11.1 8.3 6.9 5.9 4.8 13.3 As of June 30, 2005

Strategic Shareholders Strategic shareholder since May 2001 3 Board seats (out of 10) One of the largest financial and industrial groups in Russia Partner with Telenor in VimpelCom since 2001 and in Kievstar since mid-2002 Shareholder since September 2002 (Sovintel deal) 1 Board seat Nominates one independent director Russia's monopoly long-distance carrier Our largest supplier of long distance capacity Strategic shareholder since December 2003 (Comincom deal) 2 Board seats One of the largest strategic foreign investors in the Russian telecom sector Partner with Alfa in VimpelCom since 2001 and in Kievstar since mid-2002

Agenda Investment Highlights Market and Business/ Strategy Overview Financial Overview Appendices

Russian Macro Economics & Growth GDP growth up to 7.1% Stable political environment Progress with tax reform Trade surplus, stable currency, and high commodity prices Central Bank foreign exchange reserves are at all-time high levels Russia's credit rating upgraded by Fitch Ratings-London "BBB" (investment grade) with a stable outlook on August 3, 2005. Moody (Oct. 2003): Baa3 (investment grade) Fitch (Aug. 2005): BBB (investment grade) Russian Telecom Industry Continues Growth 2% of GDP for telecom industry is considerably below 4-5% average for developed countries Low penetration levels across telecom spectrum: For 2004: Fixed line penetration was 27%; Mobile penetration was 52%; and Internet penetration was 9% Russia Macro Economic Development & Demand GDP growth in Russia Source: Actual data by RBC; Forecast figures - by RF Ministry of Economic Development Source: iKS-Consulting; World Markets Research Centre Historic Penetration levels in Russia Historic Penetration levels in Russia

Russian Telecom Market Source: IKS-Consulting; Golden Telecom Estimates Russian Federation Russian Federation Telecom Revenue Growth vs. Nominal GDP Growth, 2000-2004 Telecom Market Structure, Russia, 1Q 2005

Russian Fixed Line Market Structure Source: IKS-Consulting; Golden Telecom Estimates

Russian Fixed Line Market Forecast: Breakdown By Services Source: IKS-Consulting; Golden Telecom Estimates

Golden Telecom's Russian Market Position Golden Telecom versus Incumbent Fixed Line Operators Svyazinvest Subsidiaries Golden Telecom Coverage Regions only Moscow and regions Customer focus, margins and market position Corporate sector (high margins, weak) Business sector (average) Retail (strongest) Corporate sector (high margins, strongest) Mid-size businesses (growing) Retail (weak or not material) Sales force and customer services Little or non-existent Professional Brand name recognition Little or non-existent (generic service, price leader) High (branded service) Capacity (lines) 1.2-6.5 mln lines per company, 85% of which are residential 1.3-1.5 mln lines, most of which are corporate and mid-sized businesses Source: Troika Dialog estimates Source: IKS-Consulting; Golden Telecom Estimates Golden Telecom has the leading market share of 17% in Russia amongst independent operators. Golden Telecom also has leading positions in Nizhniy Novgorod (#1), Kiev (#1), and St. Petersburg (#2) among independent operators.

2000 2001 2002 2003 2004 Telecom 0.03 0.28 0.2 0.24 0.598 GDP 0.01 0.18 0.11 0.1698 0.30533 Source: Ministry of Communications, IKS-Consulting; ICPS, Golden Telecom Estimates 2000 2001 2002 2003 2004 Telecom 0.036 0.04 0.045 0.051 0.061275 Ukrainian Telecom Market

Ukrainian Telecom Market Revenue Source: State Statistics Committee, AVentures, Ukrtelecom US millions dollars 1999 2000 2001 2002 2003 2004 Mobile telephony 170 189 315 418 825 1482 Fixed voice market 704 709 871 985 1119 1353 Internet, Data transfer 17 23 34 56 100 146 Total Addressable Market 891 921 1219 1459 2044 2982 US millions dollars 1999 2000 2001 2002 2003 2004 Mobile telephony 0.19 0.21 0.26 0.29 0.4 0.5 Fixed voice market 0.79 0.77 0.71 0.68 0.55 0.45 Internet, Data transfer 0.02 0.02 0.03 0.04 0.05 0.05 Total Addressable Market 891 921 1219 1459 2044 2982 US millions dollars 1999 2000 2001 2002 2003 2004 Mobile telephony 170 0.11 0.67 0.33 0.97 0.8 Fixed voice market 704 0.01 0.23 0.13 0.14 0.21 Internet, Data transfer 17 0.35 0.48 0.65 0.79 0.46 Total Addressable Market 891 0.03 0.32 0.2 0.4 0.46 US millions dollars 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Mobile telephony 170 189 315 418 825 1481.593927 2126.189066 2733.218949 3239.886441 3588.189373 3871.8272 Fixed voice market 704 709 871 985 1119 1352.944401 1390.794048 1566.88856 1673.134955 1809.243043 2053.710111 Internet, Data transfer 17 23 34 56 100 146.3818809 196.56 261.00144 341.166168 436.245264 554.0314853 Total Addressable Market 891 921 1219 1459 2044 2982

Market Summary Ukrainian Telecom Market Lines Forecast Source: State Statistics Committee, AVentures, Ukrtelecom 2003 2004 2005F 2006F 2007F 2008F 2009F Business CAGR 7,2% 1245 1557 1690 1823 1955 2081 2201 Residential CAGR 3,9% 7072 7397 7697 8005 8318 8637 8961 2004 2005F 2006F 2007F 2008F 2009F Business 312.07 132.73 133.31 131.39 126.78 119.37 Residential 324.26 300.79 307.32 313.33 318.84 323.93 Business lines growth,% 0.251 0.085 0.079 0.072 0.065 0.057 Residential lines growth,% 0.046 0.041 0.04 0.039 0.038 0.038 1998 1999 2000 2001 2002 2003 2004 2005F 2006F 2007F 2008F 2009F fixed lines 0.194 0.202 0.208 0.218 0.227 0.234 0.243 0.255 0.267 0.279 0.291 0.303 2004 2005F 2006F 2007F 2008F 2009F Kyiv CAGR 9.6% 160 45 45 45 43 40 Big 6 CAGR 7.9% 103 57 57 55 53 49 Other CAGR 4.7% 48.6 30.5 31 31.2 31.1 30.7

Golden Telecom's Ukrainian Market Position Farlep Velton Optima Telecom Golden Telecom CCS Other Revenue 35.6 23.4 37.8 36.8 21.5 71.5 Internet Ukrtelecom Optima Telecom Group Lucky Net Infocom Golden Telecom Farlep Incom Group Volya Group Other Revenue 49139.3 13093.6 12612.7 11846.7 11227.8 6562.5 5083.1 1942.235258 34904.4 Source: GFK-Ukraine, IT-Pro, UBL-Consulting

Market (Voice,Internet) Ukrtelecom GTU Optima Farlep Velton CSS Lucky Net Infocom Volia % growth 0.226 0.21 0.47 0.38 0.5 0.36 2.75 0.46 0.51 0.68 Revenue, $m 1220.5 48.9 54.7 42.1 23.7 22.7 12.6 11.9 10.3 1221 2.75 Operators Ukrtelecom Infocom Golden Optima Farlep Velton CSS Other 2004 Revenue 1220.4 11.9 48.9 54.7 42.1 23.7 22.7 74.9 Golden Telecom's Ukrainian Market Position (Continued) 275 1221 Source: GFK-Ukraine, IT-Pro, UBL-Consulting

Business and Corporate Carrier and Operator Consumer Internet Mobile 57.33 33.36 6.99 2.32 Breakdown of Golden Telecom's Business Segments Source: GTI Results 2Q 2005. Percentage equals the Six Months Ended Revenues From External Customers

We leverage our business services and networks into operator and consumer markets, thereby diversifying our revenue streams and improving profitability through economies of scale and scope How Do Golden Telecom's Various Business Segments Fit Together? Operators: Bulk Revenues at Low Incremental Cost Consumer Internet: Anticipation of Rapid Growth Business Customers: Our Core Customers Our Carrier and Operator Services customers include DLD and ILD carriers, local fixed network operators, mobile network operators, Internet service providers (ISPs), and voice over IP (VoIP) operators. Our internet customers are mainly dial-up consumers in Russia, Ukraine, and Kazakhstan, and our mobile customers are located in Ukraine (Kiev and Odessa). Our Business and Corporate Services customers include: Large customers such as multi-nationals companies (MNCs), financial institutions, business centres, hotels, developers, and other local enterprises; and Small and medium business enterprises (SMEs)

Operators: Bulk Revenues at Low Incremental Cost Consumer Internet: Anticipation of Rapid Growth Business Customers: Our Core Customers Why business customers? High and stable growth Higher gross margins Lower customer turnover Ability to differentiate ourselves with a strong brand Customer "ownership" through network quality, customer service, and product offerings protects from customer migration up the supply chain (for example to MGTS or to Rostelecom) Why operators? Originating and terminating traffic for Golden Telecom's proprietary customers Optimizing network through capacity utilization Lower gross margin, but also low associated SG&A Relationship with operators for local access and numbering Active participation in VoIP traffic - capturing revenues which bypass traditional voice channels in both Russia and the CIS Why consumer Internet? Further capacity utilization by "filling" the network during night hours Wide geographic coverage through many points of presence provides excellent technological platform for building a unique and strong brand Very low Internet penetration in Russia offers high potential for exponential growth New technologies may open new markets How Do Golden Telecom's Various Business Segments Fit Together? We leverage our business services and networks into operator and consumer markets, thereby diversifying our revenue streams and improving profitability through economies of scale and scope

Customer segments Offered Services By Product Lines and Customer Segments

Golden Telecom is the #1 Corporate Voice, Data, and Internet Services Provider in Moscow. Moscow Market: Moscow business market value 2004: $1,500 mm. Voice business market value 2004: $1,056 mm. with growth expectations in 2005 of approximately 7-8% Data and Internet market value 2004: $420 mm. with growth expectations in 2005 of approximately 30% Golden Telecom in the Moscow Market: Historic focus on development of the higher end of the market - large corporate customers Current and future growth priorities: SME/SOHO market segment and sales to governmental entities Voice services expected to remain a large contributor to revenues and income from operations Starting with its leadership position in Moscow, Golden Telecom has become the leading independent fixed-line voice services provider in Russia and the CIS Source: IKS-Consulting Business and Corporate Services: Golden Telecom's Position in the Moscow Market for Independent Operators Moscow Independent Operators, 2004 Other 39% Golden Telecom 22% ETV/ Telecominvest 15% Systema Telecom 15% Equant 5% Antel Holding 4%

Source: IKS-Consulting Overall Fixed-Line Market In Moscow (Incumbent and Independent Operators) Total Revenue from State Institutions, 2004 2004 2004 Moscow Fixed Line Business Market Revenue by Services, 2004 Total Revenue from State Institutions, 2004 60%

Source: IKS-Consulting Moscow Business Fixed-Line Market (Incumbent and Independent Operators)

Carrier and Operator Services: Golden Telecom's Customer Types and Product Mix 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2Q 2005 GTI Carrier Services Revenue by Customer Type 2Q 2005 Carrier Services Revenue by Product Type Carrier Customers Voice Services Data & Internet Services Mobile Operators Domestic Operators International Carriers 2nd and 3rd Tier ISPs International Carriers - Local numbering Local, DLD, ILD outbound voice traffic Specific (turnkey) solutions - Local numbering - DLD, ILD outbound voice traffic - Termination of inbound voice traffic IP transit MAN network services SDH bandwidth FR & VPN distribution for MNCs customers of international carriers SDH bandwidth between Russia and the rest of the world Source: Golden Telecom Estimates

Subscribers (right axis) Access Revenues (left axis) 1/1/2001 91837 774623 2/1/2001 94739 713743 3/1/2001 101035 917848 4/1/2001 103352 804810 5/1/2001 105837 830156 6/1/2001 152702 1312940 7/1/2001 145618 1258000 8/1/2001 147906 1247000 9/1/2001 158434 1303000 10/1/2001 167678 1422000 11/1/2001 177409 1388500 12/1/2001 185628 1685000 1/1/2002 189024 1814000 2/1/2002 188746 1749000 3/1/2002 191688 1608000 4/1/2002 190834 1583000 5/1/2002 189205 1495000 6/1/2002 182555 1298000 7/1/2002 176352 1443000 8/1/2002 178014 1478000 9/1/2002 191707 1520370 10/1/2002 210560 1743000 11/1/2002 226548 1809000 12/1/2002 242155 2020000 1/1/2003 261459 1995500 2/1/2003 260396 1987300 3/1/2003 278823 2419300 4/1/2003 285190 2265300 5/1/2003 283040 2207700 6/1/2003 280468 2214550 7/1/2003 265966 2093000 8/1/2003 270294 2132000 9/1/2003 291167 2249000 10/1/2003 323134 2543000 11/1/2003 341408 2635000 12/1/2003 364316 2988430 1/1/2004 377331 2953430 2/1/2004 382438 2910550 3/1/2004 400783 3252340 4/1/2004 403052 3015300 5/1/2004 398672 2881210 6/1/2004 381834 2719106 7/1/2004 357823 2659430 8/1/2004 354846 2677350 9/1/2004 376392 3106013 10/4/2005 398342 3105100 11/4/2005 404649 3058900 12/4/2005 413351 3092000 1/5/2005 414613 2801292 2/5/2005 411413 2797883 3/5/2005 424570 3608567 4/5/2005 427529 2804799 5/5/2005 417917 2745772 6/5/2005 394250 2566560 ROL Brand is the Strongest Internet Brand in Russia Golden Telecom's "ROL" Brand has a dial-up market share of 15% in the Russian Federation. Competition: Moscow: MTU - Inform Regions: local providers (Electrosvyaz) Nationwide: Svyazinvest (not consolidated) Limited transparency providers Mass market product: Distribution channel as opposed to direct sales Low margins necessitate high volumes/broad scale 15,000+ Points of Sale throughout Russia Multi-tiered distribution chain Market is poised for growth Internet market is projected to have +20-30% growth p.a. with the greatest potential growth now being in Russian regions Internet industry still access driven Fragmented market may allow for consolidation opportunities Low regional penetration rates Expected growth in the deployment of PC and home computers Trends show consumer usage moving to weekends and evenings Trends show opportunity for Broadband mass product The ISP market continues to present tremendous growth opportunities for facilities based providers Source: Golden Telecom

2000 2001 2002 2003 2004 2005F 2006F 2007 2008 2009 Subs q-ty 865 2259 3634 6467 13731 18142 23000 25172 28445 31574 Penetration,% 0.02 0.05 0.08 0.14 0.29 0.38 0.4893 0.54 0.62 0.69 Golden Telecom Mobile Share in Ukraine Source: State Statistics Committee, UBL Golden Telecom's Current Mobile Strategy: Local niche operator providing bundled solutions for fixed business customers Minimal CAPEX requirements

Golden Telecom's Winning Strategy For the Future: One Nationwide Operator Equals One-Stop Shopping For Customers High market share in the largest Russian and Ukrainian cities Blue chip customer base - including MNC and Russian enterprises Unmatched breadth and depth of service offering in all customer segments Businesses Operators Consumer Significant internal cash resources Unused debt capacity Access to international financial markets Growth strategy Moscow, St. Petersburg growth Regional growth Expand to new markets and new market segments Growth in-line with the market Cross-selling to existing customers Capitalize on consolidated market position of Sovintel, Combellga, Comincom Expand regionally replicating the Moscow model Support expansion of our existing customers Expand from the large corporate segment into the SME segment Leverage on the consumer customer base Organic growth in major regions Pursue consolidation opportunities in Russia, Ukraine, and other CIS territories Strict acquisition criteria focused on accretion to earnings, enhancement of cash-flow, and a conservative financial approach Core resources Leading market position Access to capital Superior service offering

Golden Telecom's Network Development Current status Historically, our capacity has been leased from the Rostelecom and Transtelecom and satellites. Inter-city channel costs are rising in Russia. Opportunistic approach - selective build-out Regional expansion generates higher demand for inter-city channels. We will build our own capacity where justified by current traffic. Expected payback on Moscow-Nizhniy Novgorod-Ufa fiber link expected within 36 months from completion. Ongoing Network Infrastructure Development These projects include: Construction of an inter-city fiber optic network connecting Moscow, Nizhniy Novgorod, Kazan, and Ufa Construction of numbering capacity such as the 10,000 number switch in Ufa Deployment of a wireless local access network in key regional markets Purchase of interconnect infrastructure in major cities Purchase of essential support systems such as billing, least cost routing, mediation, and network interconnect systems

Golden Telecom has 80% Network Coverage in Moscow Core Network: Switching Network: Telephone Network 11 Main Switches Switching capacity: 9,700 E1's + 800 new E1's in February 2005 About 300,000 numbers in ABC code About 350,000 numbers in DEF code Interconnection with Moscow PSTN: 1,500 E1's Network serves more than 850 Business Customer's PBXs Transport Network: Metropolitan Ethernet Network (MEN) Network: 332 nodes in service more than 500 Corporate Customers and Carriers Main futures: QoS, Firewall, L2VPN SDH Network 396 SDH nodes 1,056 SDH MUXes in Customer's premises Access Network: 188 ADSL and SDSL DSLAMs 8,000 Customers Wireless systems: AirSpan, WalkAir, MGW, AirLoop, LMDS. Frequencies: 1.5; 3.5; 10.5; 26 GGhz Wi-Fi Pilot Project: 90 wireless access base stations Golden Telecom Moscow Network Golden Telecom Moscow Network

Goal is to replicate Golden Telecom's successful Moscow model in economically strong population and regional centers in Russian and the CIS Keys to success: focus on corporate market and independence from incumbents Offer "One-Stop Shop" for customers Support existing customers expanding into regions Focus on high margin corporate market Ability to develop independently from incumbents protects margins Sufficient interconnect with local PSTN and building own access network where appropriate Development of sales capabilities in the regions (know-how transfer from Moscow market) Three alternative approaches to regional development: green field, acquisition, building on existing presence All approaches are feasible and a decision is based on local circumstances and financial returns Formulation of Our Regional Expansion Strategy Network in Krasnodar city

Investment Highlights Market and Business/Strategy Overview Financial Overview Appendix Agenda

Strong Historical Growth and Track Record Source: 10Q results

Margins Through Second Quarter 2005 Three months ended (as a % of Revenues) Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Business and Corporate 27.2% 31.0% 26.8% 18.3% 22.5% 23.7% 23.2% 19.9% 26.3% 27.1% Carrier and Operator 24.2% 18.3% 21.0% 18.5% 13.3% 17.2% 13.1% 13.4% 14.7% 13.0% Consumer Internet -7.0% -6.9% -5.4% 9.0% 5.3% 4.6% 0.8% 14.4% -5.6% Mobile 34.4% 44.4% 47.2% 28.6% 22.2% 30.0% 31.0% 35.0% 30.6% 25.6% Overall Operating Margin 21.9% 21.7% 20.3% 15.1% 15.8% 18.2% 16.9% 14.7% 18.7% 18.3% Source: 10Q results by quarter and 10K results by year -11.1%

Trended Quarterly Consolidated Income Statement GOLDEN TELECOM, INC. Source: 10Q results by quarter and 10K results by year

Agenda Investment Highlights Market and Business/Strategy Overview Financial Overview Appendix

Current Golden Telecom Network

International connectivity:

- STM-16 from Moscow to Stockholm: IRU with Sonera
- STM-4 from Stockholm to London: IRU with Sprint
- 155M Moscow to New York: from Sonera

Domestic connectivity:

- STM-4(16) to St. Petersburg: IRUs from Sonera, STM-4 Rascom
- Three VC3 Links IRUs from Transtelecom:
  - Moscow - Ekaterinburg – Novosibirsk – Irkutsk – Khabarovsk - Vladivostok;
  - Moscow - Nizhniy Novgorod;
  - Moscow - Voronezh - Samara - Ufa - Ekaterinburg.
- Intercity connection to major cities in European part of Russia: 60 E1 leases from Rostelecom and Transtelecom
- Leased space segment to provide connectivity for 62 owned and customer earth stations used for remote locations and as a back up for terrestrial channels (C-band – 72MHz, Ku-band-18MHz).
- Joint construction of a fiber optic cable from Moscow to Ufa via Nizhniy Novgorod and Kazan with VimpelCom

Golden Telecom, Inc. Investor Presentation

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GOLDEN TELECOM, INC. As of the end of each period: Trended Quarterly Consolidated Balance Sheet Source: 10Q results by quarter and 10K results by year

GOLDEN TELECOM, INC. As of the end of each period: Trended Quarterly Consolidated Balance Sheet Source: 10Q results by quarter and 10K results by year

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements and are made pursuant to the provisions of the Securities Litigation Reform Act of 1995. Such statements include expectations regarding the Russian and Ukrainian macroeconomic conditions, our management team, the growth of the telecommunications markets, our strategy, and financial guidance. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in macroeconomic and political environment, changes in local regulatory regimes, or shifts in our strategy or that of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q, current reports on Form 8-K filed during 2005, and the Company's annual report on Form 10-K for the year ended December 31, 2004. Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For additional information please contact: Investor Relations: Ranjit Singh e-mail: ir@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9332 www.goldentelecom.com